Exhibit 10.18

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of May 26, 2017 (the “Fourth Amendment Effective Date”), is entered into among INTL FCSTONE INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, the New Lender (as defined below), and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS
WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, are parties to that certain Credit Agreement, dated as of September 20, 2013 (as amended or modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below, subject to the terms and conditions specified in this Agreement; and
WHEREAS, the Lenders are willing to amend the Credit Agreement, subject to the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
1.     Amendments.
(a)     The definition of “Aggregate Revolving Commitments” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders. The amount of the Aggregate Revolving Commitments in effect on the Fourth Amendment Effective Date is $262,000,000.
(b)     The definition of “MLPFS” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“MLPFS” means Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), in its capacity as joint lead arranger and book manager.
(c) The definition of “L/C Issuer” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“L/C Issuer” means Bank of America, through itself or through one of its designated Affiliates or branch offices, in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

(d) The lead in to Section 2.01(b) of the Credit Agreement is hereby amended to read as follows:
(b) Increases of the Aggregate Revolving Commitments. At any time after the Fourth Amendment Effective Date, the Borrower shall have the right, upon at least five Business Days’ prior written notice to the Administrative Agent, to increase the Aggregate Revolving Commitments (but not the Letter of Credit Sublimit or Swing Line Sublimit) by up to $50,000,000 in the aggregate in one or more increases, at any time prior to the date that is six months prior to the Maturity Date, subject, however, in any such case, to satisfaction of the following conditions precedent:
(e) Section 2.01(b)(i) of the Credit Agreement is hereby amended to read as follows:
(i) the Aggregate Revolving Commitments shall not exceed $312,000,000 without the consent of the Required Lenders;
(f) Schedule 2.01 to the Credit Agreement is hereby amended in its entirety to read in the form of Schedule 2.01 attached hereto.
2.     Effectiveness; Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:
(a) receipt by the Administrative Agent of copies of this Agreement duly executed by the Borrower, the Guarantors, the New Lender and the Required Lenders;
(b) receipt by the Administrative Agent of favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the Fourth Amendment Effective Date, and in form and substance satisfactory to the Administrative Agent;
(c) receipt by the Administrative Agent of the following, in form and substance satisfactory to the Administrative Agent: (i) copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the Fourth Amendment Effective Date; (ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement; and (iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation;
(d) receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in Section 8 have been satisfied; and
(e) the Borrower shall have paid all fees required to be paid to the Administrative Agent, the Lead Arrangers and the Lenders on the Fourth Amendment Effective Date in connection with the closing of this Agreement.
3.     New Lender.
(a) On the Fourth Amendment Effective Date, Signature Bank (the “New Lender”) hereby agrees to provide a Revolving Commitment in the amount set forth on Schedule 2.01 attached hereto and the initial Applicable Percentage of the New Lender shall be as set forth therein.

(b) The New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets the requirements to become a Lender under Section 11.06(b)(iii) and (v) of the Credit Agreement, (iii) from and after the date hereof, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.01 of the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement, (v) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement, and (vi) if it is a Foreign Lender, it has delivered any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the New Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
(c) The Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender agree that, as of the Fourth Amendment Effective Date, the New Lender shall (i) be a party to the Credit Agreement and the other Loan Documents, (ii) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and (iii) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.
(d) The applicable address, facsimile number and electronic mail address of the New Lender for purposes of Section 11.02 of the Credit Agreement are as set forth in the New Lender’s Administrative Questionnaire delivered by the New Lender to the Administrative Agent on or before the date hereof or to such other address, facsimile number and electronic mail address as shall be designated by the New Lender in a notice to the Administrative Agent.
4.     Reallocation. The Lenders’ Commitments under the Credit Agreement are hereby assigned and reallocated on the Fourth Amendment Effective Date among the Lenders, including the New Lender, without recourse, representation or warranty, such that each of the Lenders, including the New Lender, has a Commitment in the amount set forth on Schedule 2.01 and holds its Applicable Percentage of the outstanding Revolving Loans. Notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, all assignments and reallocations of Revolving Loans and Commitments pursuant to this Section 4 shall be deemed to be assignments made subject to and in compliance with Section 11.06 of the Credit Agreement (including, without limitation, the “Standard Terms and Conditions” applicable to Assignments and Assumptions).
5.     Expenses. The Loan Parties agree to reimburse the Administrative Agent for all reasonable documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable documented fees and expenses of Moore & Van Allen, PLLC.
6.     Ratification of Credit Agreement. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Agreement does not impair, reduce or limit any of its obligations under the Loan Documents, as amended hereby. This Agreement is a Loan Document.
7.     Authority/Enforceability. Each Loan Party represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
(b) This Agreement has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) applicable Debtor Relief Laws and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c) No material consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Agreement.
(d) The execution and delivery of this Agreement does not (i) violate, contravene or conflict with any provision of its Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it.
8.     Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to the Lenders that after giving effect to this Agreement (a) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct as of the date hereof unless they specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (b) no event has occurred and is continuing which constitutes a Default.
9.     Waiver of Compensation for Losses. Each Lender hereby waives any right to compensation under Section 3.05 of the Credit Agreement in connection with any reallocation of the Revolving Commitments and/or Revolving Loans as contemplated by this Agreement.
10.     Counterparts/Telecopy. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy or other secure electronic forma (.pdf) shall be effective as an original.
11.     GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
12.     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
13.     Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
14.     Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                 INTL FCSTONE INC.,
a Delaware corporation
By:         /s/ Bruce Fields
Name:         Bruce Fields
Title:         Group Treasurer
By:         /s/ Sean M. O'Connor
Name:         Sean M. O'Connor
Title:         CEO

GUARANTORS:                 INTL FCSTONE ASSETS, INC.,
a Florida corporation
By:         /s/ Sean M. O'Connor
Name:         Sean M. O'Connor
Title:         CEO
INTL COMMODITIES, INC.,
a Delaware corporation
By:         /s/ William J. Dunaway
Name:         William J. Dunaway
Title:         SVP
FCSTONE GROUP, INC.,
a Delaware corporation
By:         /s/ William J. Dunaway
Name:         William J. Dunaway
Title:         CFO
INTL FCSTONE MARKETS, LLC,
an Iowa limited liability company
By:         /s/ William J. Dunaway
Name:         William J. Dunaway
Title:         CFO
FCSTONE MERCHANT SERVICES, LLC,
a Delaware limited liability company
By:         /s/ William J. Dunaway
Name:         William J. Dunaway
Title:         Treasurer

ADMINISTRATIVE
AGENT:                     BANK OF AMERICA, N.A.,
as Administrative Agent
By:         /s/ Patrick Devitt
Name:         Patrick Devitt
Title:         VP

LENDERS:                     BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender
By:         /s/ Elizabeth F. Shore
Name:         Elizabeth Shore
Title:         Senior Vice President
CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By:         /s/ William Casey
Name:         William Casey
Title:         SVP
BANK HAPOALIM B.M.,
as a Lender
By:
Name:
Title:
By:
Name:
Title:
BMO HARRIS BANK N.A.,
as a Lender
By:         /s/ Krupa Tantuwaya
Name:         Krupa Tantuway
Title:         Vice President
BANKUNITED, N.A.,
as a Lender
By:         /s/ John S. Wamboldt
Name:         John S. Wamboldt
Title:         SVP
THE PRIVATEBANK AND TRUST COMPANY,
as a Lender
By:         /s/ Michael King
Name:         Michael King
Title:         Managing Director

BARCLAYS BANK PLC,
as a Lender
By:         /s/ Kevin Murphy
Name:         Kevin Murphy
Title:         Director

NEW LENDER:                 SIGNATURE BANK,
as a Lender
By:         /s/ Richard Ohl
Name:         Richard Ohl
Title:         Vice President